          Allmerica Financial                               Annual Report
----------------------------------------------------
                       DECEMBER 31, 2000           . Allmerica Securities Trust



                                                                          [LOGO]
                                                                       Allmerica
                                                                    Financial(R)

Table of Contents

Trust Information..................................................    2
A Letter from the Chairman.........................................    3
Trust Overview.....................................................    4
Financials.........................................................  F-1
Shareholder Information............................................ F-13

Trust Information

Board of Trustees                 Independent Accountants
John F. O'Brien, Chairman         PricewaterhouseCoopers LLP
P. Kevin Condron*                 160 Federal Street, Boston, MA 02110
Cynthia A. Hargadon*
Gordon Holmes*                    Legal Counsel
John P. Kavanaugh                 Ropes & Gray
Bruce E. Langton*                 One International Place, Boston, MA 02110
Attiat F. Ott*
Paul D. Paganucci*                Shareholders Inquires May Be Directed To:
Richard M. Reilly                 The Bank of New York Shareholder Relations
Ranne P. Warner*                  Department - 11E P.O. Box 11258 Church Street
                                  Station, New York, NY 10286
Officers                          1-800-432-8224
Richard M. Reilly, President
Paul T. Kane, Treasurer
George M. Boyd, Secretary

Investment Adviser
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653

Registrar and Transfer, Dividend Disbursing and Reinvestment Agent
The Bank of New York
P.O. Box 11258, Church Street Station, New York, NY 10286

Administrator and Custodian
Investors Bank & Trust Company
200 Clarendon Street, Boston, MA 02116


*Independent Trustees

A Letter from the Chairman

[PHOTO]

Dear Client:

Uncertainty in the U.S. economy produced a challenging year for bond market investors. As the economy continued to accelerate, the Federal Reserve responded by instituting three interest rate hikes during the first half of 2000.

Meanwhile, the Treasury Department initiated a buy-back program creating a scramble over the short supply of Treasury bonds. The combination of Federal Reserve rate hikes and the rush for Treasury bonds resulted in an inverted yield curve where short-term interest rates were higher than long-term rates. As 2000 progressed, the Federal Reserve's efforts to slow the economy began to succeed. By the fourth quarter, however, increased corporate earnings warnings cast a shadow of doubt over whether or not federal monetary policies could avert a possible recession. Investor concerns escalated, inhibiting performance in both the fixed-income and equity markets.

Against this backdrop, the Allmerica Securities Trust produced a total return of 6.76%, underperforming the 9.07% return of the Lehman Corporate Bond Index. The Trust's long-term strategy to seek potential yield curtailed performance due to its focus on high yield corporate bonds. Corporate credit quality deteriorated as the economy continued to decelerate. Toward the end of 2000, investors worried about corporations' ability to pay off debt while their earnings were shrinking.

We are pleased to report that on February 13, 2001, the Allmerica Securities Trust Board of Trustees declared a quarterly dividend of $0.20 per share, payable on March 30, 2001 to shareholders of record on February 28, 2001. For the twelve-month period ended December 31, 2000, the Trust paid dividends of $0.81 per share, including a $0.01 per share capital gain distribution, producing a current yield of 8.10% based on the closing price of $10.00. By comparison, the yield on the 10-year Treasury note as of December 31, 2000 was 5.11%.

Thank you for your continued interest in the Allmerica Securities Trust. We believe that the portfolio is well positioned to provide you with the opportunity for competitive returns, as we continue to work hard to earn your confidence.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien

Chairman of the Board

Allmerica Securities Trust

Allmerica Securities Trust

The Allmerica Securities Trust returned 6.76% for the year, underperforming its benchmark, the Lehman Brothers Corporate Bond Index, which returned 9.07%.

The year began in the midst of a declining fixed-income market. The Federal Reserve had raised interest rates three times in response to an accelerating economy and low unemployment. By late spring, the federal funds rate, the rate at which banks charge each other to borrow money overnight, was at its highest level since 1991.

Surprisingly, in the face of this tightening campaign, the bond market began to rally in February. Triggering the rally was the Treasury Department's announcement that a large budget surplus would provide money to buy back existing bonds and result in less need to borrow. Investors reacted by scrambling for scarce Treasury bonds. This rush for Treasury bonds combined with a tight monetary policy to create an unusual inverted yield curve, where short-term interest rates were higher than long-term rates. Normally, the longer the bond's maturity, the higher the rate.

Throughout summer and into fall, the economic slowdown continued. Investors worried whether federal monetary polices could avert a recession. By the last quarter, these concerns had negatively affected both the fixed income and equity markets.

High yield bonds, suffering from a general deterioration in corporate credit quality and events unique to individual issuers, had the greatest negative impact on the Trust's performance, followed by holdings in investment grade corporate bonds. Overall, the manager's long-term strategy of seeking yield was a drag on the Trust's performance for 2000.

The coming year will likely reveal further weakness in the economy. The Federal Reserve has already reduced interest rates during the first week of 2001, and an additional interest rate decrease may be imposed in an effort to avert a recession. Good performance is expected from Treasury bonds as their supply continues to shrink. The Trust's manager will continue to carefully evaluate individual credit risks despite optimism over the wide spread levels currently exhibited by the corporate bond sector.

Investment Adviser
Allmerica Asset Management, Inc.

About The Fund
Seeks to generate a high rate of current income for distribution to shareholders.

                             Portfolio Composition

As of December 31, 2000, the sector allocation of net assets was:

Coporate Notes & Bonds 54%

US. Goverment
Obligations 29%

   Asset Backed &
Mortgage Backed 9%


Foreign Bonds 4%
        Other 4%


                          Average Annual Total Returns

Years ended December 31, 2000            1 Year   5 Years   10 Years

Allmerica Securities Trust                6.76%     6.02%      8.84%

Lehman Brothers Corporate Bond Index      9.07%     5.75%      8.42%

Lipper Corporate Debt
BBB-Rated Funds Average                   7.99%     5.24%      8.23%

                             Historical Performance

                         Total Return                     Total Return
                      on Net Asset Value                 on Market Value
1996                         5.35%                             6.06%
1997                        11.34%                            14.07%
1998                         8.47%                            11.13%
1999                        (1.42%)                          (13.75%)
2000                         6.76%                            23.76%

The Lehman Brothers Corporate Bond Index is an unmanaged index of all publicity issued, fixed-rate, non-convertible investment grade corporate debt. The Lipper Corporate Debt BBB-rated Funds Average is a non-weighted index of 154 funds within the Corporate BBB Debt Fund category.

Portfolio composition is subject to change.

                                  Financials

                           Intentionally Left Blank

                           Allmerica Securities Trust

                  PORTFOLIO OF INVESTMENTS . December 31, 2000
--------------------------------------------------------------------------------

                                                Moody's Ratings    Value
  Par Value                                       (Unaudited)    (Note 2)
--------------------------------------------------------------------------
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 28.7%
             Fannie Mae - 2.8%
 $2,500,000  7.00%, 07/15/05                          Aaa       $2,623,693
                                                                ----------
             Federal Home Loan Bank - 0.8%
    535,000  6.38%, 11/15/02                          Aaa          542,309
    200,000  6.50%, 11/15/05                          Aaa          206,269
                                                                ----------
                                                                   748,578
                                                                ----------
             U.S. Treasury Bond - 15.6%
  1,650,000  6.25%, 08/15/23                          Aaa        1,784,416
  4,750,000  7.13%, 02/15/23                          Aaa        5,659,240
  5,150,000  7.25%, 05/15/16                          Aaa        5,297,634
  1,450,000  7.63%, 11/15/22                          Aaa        1,817,816
                                                                ----------
                                                                14,559,106
                                                                ----------
             U.S. Treasury Note - 9.5%
  3,000,000  5.63%, 05/15/08                          Aaa        3,081,513
    375,000  5.75%, 11/15/05-08/15/10                 Aaa          390,692
  1,000,000  6.00%, 08/15/09                          Aaa        1,055,486
  1,250,000  6.25%, 02/15/03                          Aaa        1,276,744
  1,600,000  6.50%, 02/15/10                          Aaa        1,751,123
    775,000  6.75%, 05/15/05                          Aaa          824,912
    415,000  7.00%, 07/15/06                          Aaa          451,811
                                                                ----------
                                                                 8,832,281
                                                                ----------
             Total U.S. Government and Agency
             Obligations
             (Cost $25,572,664)                                 26,763,658
                                                                ----------

 CORPORATE NOTES AND BONDS - 53.9%
             Airlines - 2.8%
  1,000,000  AMR Corp., Debenture
             10.00%, 02/01/01                         Baa        1,001,058
    366,595  Delta Air Lines, Inc.
             9.23%, 07/02/02 (a)                      NR           370,833
  1,147,082  United Air Lines, Inc.
             9.30%, 03/22/08                          Baa        1,237,369
                                                                ----------
                                                                 2,609,260
                                                                ----------
             Automotive - 1.1%
  1,000,000  Federal-Mogul Co.
             7.38%, 01/15/06                          B            155,000
  1,000,000  Ford Motor Credit Co.
             5.80%, 01/12/09                          A            904,359
                                                                ----------
                                                                 1,059,359
                                                                ----------
             Banking - 11.4%
    260,000  Bank of America Corp.
             7.13%, 09/15/06                          Aa           266,259
  1,000,000  BSCH Issuance, Ltd.
             7.63%, 09/14/10                          A          1,019,626
  1,400,000  Capital One Financial Corp.
             7.25%, 12/01/03                          Baa        1,348,719
  1,000,000  Chase Manhattan Corp.
             6.38%, 02/15/08                          A            967,006

                                                  Moody's Ratings    Value
 Par Value                                          (Unaudited)    (Note 2)
----------------------------------------------------------------------------
            Banking (continued)
 $ 750,000  Citigroup, Inc.
            7.25%, 10/01/10                             Aa        $  772,778
 1,500,000  Colonial Capital II, Series A,
            Guaranteed
            8.92%, 01/15/27                             NR         1,301,331
   975,000  Compass Trust I, Series A
            8.23%, 01/15/27                             A            833,850
   200,000  First Union National Bank
            7.80%, 08/18/10                             A            206,312
   200,000  Fleet Boston Corp.
            7.38%, 12/01/09                             A            206,180
   200,000  Household Finance Corp.
            8.00%, 05/09/05                             A            209,913
   550,000  MBNA Corp., Senior Notes, MTN
            6.96%, 09/12/02                             Baa          548,920
   265,000  Mellon Funding Corp.
            6.70%, 03/01/08                             A            263,628
   250,000  Northern Trust Co.
            6.65%, 11/09/04                             Aa           252,410
   500,000  Pinnacle Partners
            8.83%, 08/15/04 (b)                         Ba           512,209
 1,000,000  Providian Capital, Series A,
            Guaranteed
            9.53%, 02/01/27 (b)                         Ba           873,736
 1,000,000  Riggs Capital Trust
            8.63%, 12/31/26 (b)                         Ba           663,203
   175,000  Suntrust Banks, Inc.
            7.75%, 05/01/10                             A            183,295
   225,000  Wells Fargo Bank NA
            7.55%, 06/21/10                             Aa           238,131
                                                                  ----------
                                                                  10,667,506
                                                                  ----------
            Beverages, Food & Tobacco - 0.8%
 1,000,000  DiMon, Inc., Senior Notes, Series B
            8.88%, 06/01/06                             Ba           772,696
                                                                  ----------
            Building Materials - 1.1%
 1,000,000  RPM, Inc., Senior Notes
            7.00%, 06/15/05                             Baa        1,000,147
                                                                  ----------
            Communications - 2.9%
   365,000  Clear Channel Communications, Inc.
            7.65%, 09/15/10                             Baa          372,956
 1,000,000  Global Crossing Holding, Ltd.
            9.13%, 11/15/06                             Ba           957,500
   950,000  Metromedia Fiber Network, Inc.
            10.00%, 11/15/08                            B            788,500
   950,000  Winstar Communications, Inc.
            12.75%, 04/15/10                            B            627,000
                                                                  ----------
                                                                   2,745,956
                                                                  ----------
            Computers & Information - 0.6%
   575,000  Hewlett-Packard Co.
            7.15%, 06/15/05                             Aa           593,995
                                                                  ----------

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Securities Trust

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                    Moody's Ratings    Value
  Par Value                                           (Unaudited)    (Note 2)
------------------------------------------------------------------------------
             Electric Utilities - 4.6%
 $1,550,000  Connecticut Light & Power Co., First
             Mortgage, Series D
             7.88%, 10/01/24                              Baa       $1,564,322
    250,000  Dominion Resources, Inc.
             7.60%, 07/15/03                              Baa          256,612
  1,000,000  East Coast Power LLC
             7.07%, 03/31/12                              Baa          957,190
    225,000  Florida Power & Light
             6.88%, 12/01/05                              Aa           230,367
    577,000  North Atlantic Energy Corp., First
             Mortgage, Series A
             9.05%, 06/01/02                              Ba           587,628
    200,000  Southern Cal Edison
             7.20%, 11/03/03 (c)                          A            171,562
    600,000  Texas Utilities Co.
             7.38%, 10/01/25                              A            572,118
                                                                    ----------
                                                                     4,339,799
                                                                    ----------
             Electronics - 0.5%
    500,000  Raytheon Co.
             6.45%, 08/15/02                              Baa          498,038
                                                                    ----------
             Entertainment & Leisure - 1.9%
    800,000  Royal Caribbean Cruises, Ltd.
             6.75%, 03/15/08                              Baa          713,338
    750,000  Royal Caribbean Cruises, Ltd.
             8.13%, 07/28/04                              Baa          746,944
    300,000  Time Warner Cos., Inc.
             7.57%, 02/01/24                              Baa          300,008
                                                                    ----------
                                                                     1,760,290
                                                                    ----------
             Financial Services - 3.1%
    649,000  Homeside International, Inc., Senior
             Notes
             11.25%, 05/15/03                             A            695,241
    200,000  Household Finance Corp.
             5.88%, 02/01/09                              A            184,413
  1,000,000  Legg Mason, Inc., Senior Note
             6.50%, 02/15/06                              Baa          990,098
  1,000,000  Money Store, Inc., Senior Notes,
             Guaranteed
             8.05%, 04/15/02                              A          1,021,250
                                                                    ----------
                                                                     2,891,002
                                                                    ----------
             Health Care Providers - 1.3%
    675,000  Allegiance Corp.
             7.30%, 10/15/06                              A            691,724
    500,000  Tenet Healthcare Corp.,
             Senior Notes
             7.63%, 06/01/08                              Ba           491,250
                                                                    ----------
                                                                     1,182,974
                                                                    ----------
             Industrial - Diversified - 1.1%
  1,000,000  General Electric Capital Corp.
             6.50%, 12/10/07                              Aaa        1,010,912
                                                                    ----------

                                                    Moody's Ratings    Value
 Par Value                                            (Unaudited)    (Note 2)
------------------------------------------------------------------------------
            Insurance - 0.2%
 $ 200,000  The MONY Group, Inc.
            7.45%, 12/15/05                               Baa       $  202,342
                                                                    ----------
            Media - Broadcasting & Publishing -
             4.7%
 1,000,000  Chancellor Media Corp.
            8.00%, 11/01/08                               Ba         1,006,250
   750,000  Continental Cablevision, Inc., Senior
            Notes
            8.30%, 05/15/06                               A            803,608
 1,000,000  CSC Holdings, Inc., Debenture
            7.88%, 02/15/18                               Ba           934,418
 1,000,000  Frontiervision Holdings LP
            0.00%, 09/15/07 (g)                           B            860,000
   250,000  Lenfest Communications, Inc.
            8.38%, 11/01/05                               Baa          267,445
   500,000  Liberty Media Group
            7.88%, 07/15/09                               Baa          492,473
                                                                    ----------
                                                                     4,364,194
                                                                    ----------
            Metals - 0.9%
 1,000,000  LTV Corp., Senior Notes, Guaranteed
            8.20%, 09/15/07 (d)                           Ca            20,000
 1,000,000  Lukens, Inc.
            7.63%, 08/01/04                               B            776,098
                                                                    ----------
                                                                       796,098
                                                                    ----------
            Oil & Gas - 5.5%
 2,000,000  ANR Pipeline Co., Debenture
            9.63%, 11/01/21                               Baa        2,383,098
   225,000  Coastal Corp.
            7.63%, 09/01/08                               Baa          233,842
   300,000  El Paso Energy Corp.
            6.75%, 05/15/09                               Baa          295,751
   500,000  Enron Corp.
            7.63%, 09/10/04                               Baa          518,434
 1,250,000  Texas Eastern Transmission Corp.,
            Debenture
            10.00%, 08/15/01                              A          1,274,026
   400,000  Tosco Corp.
            8.13%, 02/15/30                               Baa          430,815
                                                                    ----------
                                                                     5,135,966
                                                                    ----------
            Retailers - 3.5%
 1,225,000  Federated Department Stores
            8.50%, 06/01/10                               Baa        1,279,599
   950,000  Meyer (Fred), Inc.
            7.38%, 03/01/05                               Baa          980,303
 1,000,000  Meyer (Fred), Inc.
            7.45%, 03/01/08                               Baa        1,025,295
                                                                    ----------
                                                                     3,285,197
                                                                    ----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Securities Trust

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                    Moody's Ratings    Value
 Par Value                                            (Unaudited)    (Note 2)
------------------------------------------------------------------------------
            Securities Broker - 0.5%
 $ 425,000  Morgan Stanley Dean Witter & Co.
            7.75%, 06/15/05                               Aa        $  446,589
                                                                    ----------
            Telephone Systems - 5.1%
   500,000  AT & T Corp.
            7.65%, 09/15/06                               Baa          489,790
 1,175,000  GTE California, Inc.
            6.70%, 09/01/09                               Aa         1,162,267
 1,000,000  Qwest Capital Funding
            7.90%, 08/15/10 (b)                           Baa        1,025,783
   900,000  Sprint Capital Corp.
            7.63%, 06/10/02                               Baa          911,210
   500,000  US West Communications, Inc.
            6.38%, 10/15/02                               A            497,741
   250,000  Vodafone Group, Plc
            7.75%, 02/15/10                               A            258,786
   500,000  Williams Communication Group, Inc.
            11.70%, 08/01/08                              B            400,000
                                                                    ----------
                                                                     4,745,577
                                                                    ----------
            Transportation - 0.3%
   250,000  CSX Corp.
            6.25%, 10/15/08                               Baa          238,478
                                                                    ----------
            Total Corporate Notes and Bonds
            (Cost $52,603,666)                                      50,346,375
                                                                    ----------
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 9.3%
 1,000,000  American Airlines, Inc., Pass-Through
            Trust, Series 1991 - C2
            9.73%, 09/29/14                               A          1,134,850
 1,000,000  BankBoston RV Asset Backed Trust,
            Series 1997-1, Class A8, CMO
            6.54%, 02/15/09                               Aaa        1,005,700
   750,000  Capital One Master Trust, Series
            1998-4, Class A
            5.43%, 01/15/07                               Aaa          741,195
   300,000  Citibank Credit Card Issuance Trust,
            Series 2000-Cl, CMO
            6.88%, 11/15/09                               Aaa          316,622
   867,735  DLJ Commercial Mortgage Corp., Series
            1998-CF2, Class A1A
            5.88%, 11/12/31                               Aaa          858,311
 1,000,000  Government Lease Trust, Series GSA1,
            Class A-2
            6.18%, 05/18/05 (b)                           Aaa        1,001,924
   142,489  Green Tree Financial Corp., Series
            1995-A, Class A
            7.25%, 07/15/05                               Baa          136,731
   257,386  Green Tree Recreation Equipment &
            Consumer Trust, Series 1997-B, Class
            A1, CMO
            6.55%, 07/15/28 (e)                           AAA          259,813

                                                    Moody's Ratings    Value
 Par Value                                            (Unaudited)    (Note 2)
-------------------------------------------------------------------------------
 $ 666,576  Jones (Edward D.) & Co., LP
            7.95%, 04/15/06 (a)                           NR        $   663,916
   314,632  Midland Cogeneration Venture LP,
            Series C-91
            10.33%, 07/23/02                              Baa           322,309
    57,396  National Auto Finance, Series 1996-1,
            Class A, CMO
            6.33%, 12/21/02                               Aaa            57,401
 1,270,000  Sithe/Independence Funding Corp.,
            Series A
            9.00%, 12/30/13                               Baa         1,409,573
   700,000  Valero Management Partnership, LP
            10.02%, 03/15/07 (a)                          NR            749,014
                                                                    -----------
            Total Asset-Backed And Mortgage-
            Backed Securities
            (Cost $8,385,840)                                         8,657,359
                                                                    -----------
 FOREIGN BONDS (f) - 4.0%
   250,000  Abitibi Consolidated, Inc.
            8.55%, 08/01/10                               Baa           251,412
   200,000  British Telecom,
            Plc 7.63%, 12/15/05                           A             202,388
 1,000,000  Province Of Quebec
            5.75%, 02/15/09                               A             965,336
 1,000,000  Repsol International Finance 7.45%,
            07/15/05                                      A           1,028,193
 1,000,000  St. George Bank, Ltd., Yankee
            Debenture
            7.15%, 10/15/05 (b)                           Baa         1,011,306
   250,000  Telefonica Europe BV
            7.75%, 09/15/10                               A             253,080
                                                                    -----------
            Total Foreign Bonds
            (Cost $3,618,381)                                         3,711,715
                                                                    -----------
 Shares
 ------
 INVESTMENT COMPANY - 2.3%
 2,159,166  Marshall Money Market Fund                    NR          2,159,166
                                                                    -----------
            Total Investment Company
            (Cost $2,159,166)                                         2,159,166
                                                                    -----------
 Total Investments - 98.2%
 (Cost $92,339,717)                                                  91,638,273
                                                                    -----------
 Net Other Assets and Liabilities - 1.8%                              1,723,756
                                                                    -----------
 Total Net Assets - 100.0%                                          $93,362,029
                                                                    ===========

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Securities Trust

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------


(a) Restricted Security--Represents ownership in a private placement invest-ment which has not been registered with the Securities and Exchange Com-mission under the Securities Act of 1933. For additional information con-cerning each restricted security, see Note 5.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At December 31, 2000, these secu-rities amounted to $5,088,161 or 5.5% of net assets.
(c)  At February 7, 2001, security is rated Caa by Moody's.
(d)  Security is in default.
(e) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(f)  U.S. dollar denominated.
(g) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 2000, the aggregate cost of investment securities for tax pur-poses was $92,340,833. Net unrealized appreciation (depreciation) aggregated $(702,560), of which $2,859,622 related to appreciated investment securities and $(3,562,182) related to depreciated investment securities.

For the period ended December 31, 2000, the Portfolio has elected to defer $314,320 of capital losses attributable to Post-October losses.

At December 31, 2000, the Portfolio had a capital loss carryforward of $2,726,384 which expires in 2008.

OTHER INFORMATION
For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $41,320,421 and $48,951,030 of non-governmental issuers, respectively, and $17,644,654 and $4,473,012 of U.S. Government and Agency issuers, respectively.

At December 31, 2000, the value of the securities loaned amounted to $18,343,569. The value of collateral amounted to $18,819,925 which consisted of cash equivalents.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

   Moody's Rating                   S&P Ratings
    (Unaudited)                     (Unaudited)
Aaa             34.7%               AAA     0.3%
Aa               4.3%                     ======
A               15.9%
Baa             27.8%
Ba               7.4%
B                3.9%
NR (Not Rated)   5.7%
                -----
                99.7%
                =====

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Securities Trust

            STATEMENT OF ASSETS AND LIABILITIES . December 31, 2000
--------------------------------------------------------------------------------


ASSETS:
Investments:
 Investments at cost.............................................  $ 92,339,717
 Net unrealized depreciation.....................................      (701,444)
                                                                   ------------
    Total investments at value*..................................    91,638,273
 Cash............................................................         6,976
 Short-term investments held as collateral for securities
  loaned.........................................................    18,819,925
 Receivable for investments sold.................................     1,053,760
 Interest receivable.............................................     1,855,105
                                                                   ------------
    Total Assets.................................................   113,374,039
                                                                   ------------
LIABILITIES:
 Payable for investments purchased...............................     1,099,359
 Collateral for securities loaned................................    18,819,925
 Advisory fee payable............................................        41,301
 Trustees' fees and expenses payable.............................        10,569
 Accrued expenses and other payables.............................        40,856
                                                                   ------------
    Total Liabilities............................................    20,012,010
                                                                   ------------
NET ASSETS.......................................................  $ 93,362,029
                                                                   ============
NET ASSETS consist of:
 Par Value.......................................................  $  8,592,306
 Paid-in capital.................................................    88,445,045
 Undistributed net investment income.............................        67,942
 Accumulated net realized loss...................................    (3,041,820)
 Net unrealized depreciation.....................................      (701,444)
                                                                   ------------
TOTAL NET ASSETS.................................................  $ 93,362,029
                                                                   ============
Shares of beneficial interest outstanding (10,000,000 authorized
 shares with par value of $1.00).................................     8,592,306
NET ASSET VALUE
 Per share.......................................................  $     10.866
                                                                   ============
MARKET VALUE (closing price on New York Stock Exchange)
 Per share.......................................................  $     10.000
                                                                   ============
* Total value of securities on loan..............................  $ 18,343,569
                                                                   ============

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Securities Trust

         STATEMENT OF OPERATIONS . For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest.........................................................  $ 7,562,882
 Securities lending income........................................       25,355
                                                                    -----------
    Total investment income.......................................    7,588,237
                                                                    -----------
EXPENSES
 Investment advisory fees.........................................      470,626
 Custodian and Fund accounting fees...............................       64,067
 Transfer agent fees..............................................       45,903
 Legal fees.......................................................        3,260
 Audit fees.......................................................       27,596
 Trustees' fees and expenses......................................       22,084
 Reports to shareholders..........................................       47,298
 New York Stock Exchange fees.....................................       10,561
 Miscellaneous....................................................        3,942
                                                                    -----------
    Total expenses................................................      695,337
                                                                    -----------
NET INVESTMENT INCOME.............................................    6,892,900
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments sold............................   (3,031,999)
 Net change in unrealized appreciation (depreciation) of
  investments.....................................................    2,301,998
                                                                    -----------
NET LOSS ON INVESTMENTS...........................................     (730,001)
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  $ 6,162,899
                                                                    ===========

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      Years Ended December 31,
                                                      -------------------------
                                                         2000          1999
--------------------------------------------------------------------------------
NET ASSETS at beginning of year.....................  $94,156,648  $102,770,164
                                                      -----------  ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS:
 Net investment income..............................    6,892,900     6,892,681
 Net realized gain (loss) on investments sold.......   (3,031,999)      683,803
 Net change in unrealized appreciation
  (depreciation) of investments.....................    2,301,998    (8,972,463)
                                                      -----------  ------------
 Net increase (decrease) in net assets resulting
  from operations...................................    6,162,899    (1,395,979)
                                                      -----------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income..............................   (6,873,846)   (6,873,845)
 Net realized gain on investments...................      (83,672)     (343,692)
                                                      -----------  ------------
    Total distributions.............................   (6,957,518)   (7,217,537)
                                                      -----------  ------------
    Total decrease in net assets....................     (794,619)   (8,613,516)
                                                      -----------  ------------
NET ASSETS at end of year...........................  $93,362,029  $ 94,156,648
                                                      ===========  ============
Undistributed net investment income.................  $    67,942  $     56,402
                                                      ===========  ============

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Securities Trust

      FINANCIAL HIGHLIGHTS . For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                                          Year ended December 31,
                                 ----------------------------------------------
                                  2000     1999       1998      1997     1996
--------------------------------------------------------------------------------
Net Asset Value, beginning of
 year..........................  $10.958  $11.961   $ 11.821  $ 11.421  $11.694
                                 -------  -------   --------  --------  -------
Income from Investment
 Operations:
 Net investment income.........    0.802    0.802      0.810     0.837    0.843
 Net realized and unrealized
  gain (loss) on investments...   (0.084)  (0.965)     0.160     0.403   (0.256)
                                 -------  -------   --------  --------  -------
    Total from investment
     operations................    0.718   (0.163)     0.970     1.240    0.587
                                 -------  -------   --------  --------  -------
Less Distributions:
 Dividends from net investment
  income.......................   (0.800)  (0.800)    (0.819)   (0.840)  (0.860)
 Distributions in excess of net
  investment income............       --       --     (0.011)       --       --
 Distributions from net
  realized capital gains.......   (0.010)  (0.040)        --        --       --
                                 -------  -------   --------  --------  -------
    Total distributions........   (0.810)  (0.840)    (0.830)   (0.840)  (0.860)
                                 -------  -------   --------  --------  -------
Net increase (decrease) in net
 asset value...................   (0.092)  (1.003)     0.140     0.400   (0.273)
                                 -------  -------   --------  --------  -------
Net Asset Value, end of year...  $10.866  $10.958   $ 11.961  $ 11.821  $11.421
                                 =======  =======   ========  ========  =======
Market Value, end of year......  $10.000  $ 8.813   $ 11.125  $ 10.813  $10.250
                                 =======  =======   ========  ========  =======
Total Return on Market Value,
 end of year...................    23.76%  (13.75)%    11.13%    14.07%    6.06%
Ratios/Supplemental Data
Net assets, end of year
 (000's).......................  $93,362  $94,157   $102,770  $101,572  $98,135
Ratios to average net assets:
 Net investment income.........     7.38%    7.00%      6.78%     7.27%    7.44%
 Operating expenses............     0.74%    0.77%      0.73%     0.72%    0.75%
 Management fee................     0.50%    0.49%      0.49%     0.50%    0.50%
 Portfolio turnover rate.......       58%      24%        25%       27%      47%

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Securities Trust

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION

Allmerica Securities Trust (the "Trust") was organized as a Massachusetts busi-ness trust on June 30, 1986, and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment compa-ny.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various rela-tionships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent bro-kers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost. This method involves valuing a portfolio security initially at its cost and thereaf-ter assuming a constant amortization to maturity of any discount or premium.

Security Transactions and Investment Income: Security transactions are recorded as of trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amorti-zation of premium and accretion of discount on securities, is accrued daily. Income distributions earned by the Trust from investments in certain investment companies are recorded as interest income in the accompanying financial state-ments.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Invest-ment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Trust to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Trust will be required to adjust the cost of its fixed-income securities by the cumu-lative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Trust's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Trust has not at this time quantified the impact, if any, resulting from the adoption of this princi-ple on the financial statements.

Federal Taxes: The Trust intends to continue to qualify as a "regulated invest-ment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Trust will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Trust will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required.

Distributions to Shareholders: Dividends to shareholders resulting from net investment income are recorded on the ex-dividend date and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income and capital gains distributions are determined in accordance with income tax regu-lations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the tim-ing of the recognition of gains or losses, including "Post-October Losses" and losses deferred due to wash sales; and perma-

                         ------------------------------------------------------

                           Allmerica Securities Trust

--------------------------------------------------------------------------------

nent differences due to differing treatments for paydowns gains/losses on mort-gage-backed securities and market discount. Any taxable income or gain remain-ing at fiscal year end is distributed in the following year. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subse-quent period. Permanent book-tax differences, if any, are not included in end-ing undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

Securities Lending: The Trust, using Investors Bank & Trust Company ("IBT") as its lending agent, may loan securities to brokers and dealers in exchange for negotiated lenders' fees. The Trust receives collateral against the loaned securities which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Collateral received is generally cash, and is invested in short term investments. Lending portfolio securities involves possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral. Information regarding the value of the securities loaned and the value of the collateral at period end is included under the caption "Other Information" at the end of the Trust's Portfolio of Investments.

Expenses: Most expenses of the Trust can be directly attributable to the Trust. Expenses which cannot be directly attributable to the Trust are allocated based upon relative net assets among the Trust and one other affiliated registered investment company, Allmerica Investment Trust.

3. INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Asset Management, Inc. ("AAM"), a direct, wholly-owned subsidiary of Allmerica Financial Corporation ("Allmerica Financial"), serves as Investment Adviser to the Trust. For these services, the Trust pays AAM an aggregate monthly compensation at the annual rate of (a) 3/10 of 1% of average net assets plus (b) 2 1/2% of the amount of interest income.

To the extent that normal operating expenses of the Trust, excluding taxes, interest, brokerage commissions and extraordinary expenses, but including the investment advisory fee, exceed 1.50% of the first $30,000,000 of the Trust's average weekly net assets, and 1.00% of any excess of such value over $30,000,000, AAM will bear such excess expenses.

IBT performs fund administration, custodian and fund accounting services for the Trust. IBT is entitled to receive a fee for these services, in addition to certain out-of-pocket expenses. AAM is solely responsible for the payment of the administration fee and the Trust pays the fees for the fund accounting and custodian services to IBT.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees and receive fees for their services. Such amounts are paid by the Trust.

4. SHARES OF BENEFICIAL INTEREST

There are 10,000,000 shares of $1.00 par value common stock authorized. At December 31, 2000, First Allmerica Financial Life Insurance Company, a direct, wholly-owned subsidiary of Allmerica Financial, the Trustees and the officers of the Trust owned in the aggregate 118,550 shares of beneficial interest.

--------------------------------------------

                           Allmerica Securities Trust

--------------------------------------------------------------------------------


5. RESTRICTED SECURITIES

At December 31, 2000, the Trust owned the following restricted securities con-stituting 1.91% of net assets, which may not be publicly sold without registra-tion under the Securities Act of 1933. The Trust would bear the registration costs in connection with the disposition of restricted securities held in the portfolio. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Additional information on the restricted securi-ties is as follows:

                                     Date of     Par     Cost at
Issuer                             Acquisition Amount  Acquisition   Value
-----------------------------------------------------------------------------
Delta Air Lines, Inc.               12/12/91   366,595 $  370,907  $  370,833
Jones (Edward D.) & Co., LP         05/06/94   666,576    666,576     663,916
Valero Management Partnership, LP   03/04/87   700,000    700,000     749,014
                                                       ----------  ----------
Total                                                  $1,737,483  $1,783,763
                                                       ==========  ==========

                         ------------------------------------------------------

                           Allmerica Securities Trust

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Allmerica Securities Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments (except for Moody's and S&P Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Allmerica Securities Trust (hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial state-ments") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-cant estimates made by management, and evaluating the overall financial state-ment presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and bro-kers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2001

--------------------------------------------

                           Allmerica Securities Trust

                               OTHER INFORMATION

SHAREHOLDER VOTING RESULTS: (UNAUDITED)

The annual meeting of the Trust's shareholders was held on April 19, 2000 at which shareholders approved two proposals. The voting results were as follows:

Proposal 1  To elect as Trustees the following ten nominees, each to serve until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.


                                                 Shares    Shares
                                                   For    Withheld   Total
----------------------------------------------------------------------------
P. Kevin Condron:     Number of Votes Cast:     6,957,640 127,925  7,085,565
                      Percentage of Votes Cast:    98.19%   1.81%    100.00%

Cynthia A. Hargadon:  Number of Votes Cast:     6,979,949 105,616  7,085,565
                      Percentage of Votes Cast:    98.51%   1.49%    100.00%

Gordon Holmes:        Number of Votes Cast:     6,955,842 129,723  7,085,565
                      Percentage of Votes Cast:    98.17%   1.83%    100.00%

John P. Kavanaugh:    Number of Votes Cast:     6,957,791 127,774  7,085,565
                      Percentage of Votes Cast:    98.20%   1.80%    100.00%

Bruce E. Langton:     Number of Votes Cast:     6,953,119 132,446  7,085,565
                      Percentage of Votes Cast:    98.13%   1.87%    100.00%

John F. O'Brien:      Number of Votes Cast:     6,974,445 111,120  7,085,565
                      Percentage of Votes Cast:    98.43%   1.57%    100.00%

Attiat F. Ott:        Number of Votes Cast:     6,965,640 119,925  7,085,565
                      Percentage of Votes Cast:    98.31%   1.69%    100.00%

Paul D. Paganucci:    Number of Votes Cast:     6,952,130 133,435  7,085,565
                      Percentage of Votes Cast:    98.12%   1.88%    100.00%

Richard M. Reilly:    Number of Votes Cast:     6,980,159 105,406  7,085,565
                      Percentage of Votes Cast:    98.51%   1.49%    100.00%

Ranne P. Warner:      Number of Votes Cast:     6,953,814 131,751  7,085,565
                      Percentage of Votes Cast:    98.14%   1.86%    100.00%

Proposal 2  To ratify the selection by the Trustees of the firm of
            PricewaterhouseCoopers LLP as independent accountants of the Trust for the fiscal year ending December 31, 2000.


                               Shares         Shares          Shares
                                 For          Against       Abstaining         Total
--------------------------------------------------------------------------------------
Number of Votes Cast:         6,919,431       49,478         116,656         7,085,565
Percentage of Votes Cast:        97.65%        0.70%           1.65%           100.00%

                         ------------------------------------------------------

                           Allmerica Securities Trust

                       REGULATORY DISCLOSURES (Unaudited)
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an invest-or's shares, when redeemed, may be worth more or less than their original cost.

This report is authorized for distribution to existing shareholders of Allmerica Securities Trust.

                          SHAREHOLDER TAX INFORMATION
--------------------------------------------------------------------------------

Distributions from long-term capital gains for the year ended December 31, 2000 were $83,672.

The portion of the Trust dividends that was derived from U.S. Government obli-gations in 2000 and may be exempt from state income taxation is 12.39%. The states of California, Connecticut, New York, and New Jersey have exclusionary provisions, however; each of these states has a threshold requirement that must be met before the exclusion applies. During 2000, the level of exempt income did not meet these thresholds and the exclusion does not apply. All other states and the District of Columbia do not tax dividends attributable to U.S. Government obligations within the Trust.

Certain states also require, for intangible tax reporting purposes, the report-ing of the percentage of assets invested in either state specific or state spe-cific and federal obligations. The percentage applicable to the states of Flor-ida and Kansas is 25.48%.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Automatic Dividend Investment Plan: As a shareholder, you may participate in the Trust's Automatic Dividend Investment Plan. Under the plan, dividends and other distributions are automatically invested in additional full and frac-tional shares of the Trust to be held on deposit in your account. Such divi-dends and other distributions are invested at the net asset value if lower than market price plus brokerage commission or, if higher, at the market price plus brokerage commission. You will receive a statement after each payment date for a dividend or other distribution that will show the details of the transaction and the status of your account. You may terminate or rejoin at any time.

Cash Investment Plan: The cash investment plan provides a systematic, conve-nient and inexpensive means to increase your investment in the Trust by putting your cash to work. The plan permits you to invest amounts ranging from $25 to $1,000 in any one month to purchase additional shares of the Trust. Regular monthly investment is not required.

Your funds are consolidated with funds of other participants to purchase shares. Shares are purchased in bulk and you realize the commission savings. You pay only a service charge of $1.00 per transaction and your proportionate share of the brokerage commission.

Your account will be credited with full and fractional shares purchased. Fol-lowing each investment, you will receive a statement showing the details of the transaction and the current status of the account. The plan is voluntary and you may terminate at any time.

                       TRUST NAMES NEW PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Richard J. Litchfield, Vice President of Allmerica Asset Management, Inc. ("AAM"), has been selected to serve as portfolio manager of the Trust. Mr. Litchfield, who joined AAM in 1995, also serves as portfolio manager of the Select Investment Grade Income Fund of Allmerica Investment Trust, an open-end investment company sub-advised by AAM; the AAM Investment Grade Core Fixed Income Composite portfolio and other client accounts. Prior to joining AAM, he was a fixed-income securities analyst at Keystone Investments, Inc. Mr. Litchfield replaces Lisa M. Coleman, who resigned earlier this year to take a position with another investment adviser, and Ann K. Tripp, who served as interim portfolio manager after Ms. Coleman resigned.

--------------------------------------------

                                    [LOGO]
                                   ALLMERICA
                                 FINANCIAL(R)

                      THE ALLMERICA FINANCIAL COMPANIES
                      ---------------------------------

First Allmerica Financial Life Insurance Company . Allmerica Financial Life
   Insurance and Annuity Company (all states except NY) . Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica Investment Management Company, Inc. . Financial Profiles, Inc. . The Hanover Insurance Company AMGRO, Inc. . Allmerica Financial Alliance Insurance Company . Allmerica Asset Management, Inc. . Allmerica Financial Benefit Insurance Company Citizens Insurance Company of America . Citizens Management Inc.

               440 Lincoln Street, Worcester Massachusetts 01651